UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

WESTERN ALLIANCE BANCORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona 85004

(Address of principal executive offices) (Zip Code)

(602) 389-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
6.25% Subordinated Debentures due 2056	WALA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS

On June 3, 2021, Western Alliance Bancorporation (the “Company”) priced the underwritten public offering of $600 million principal amount of its 3.00% Fixed-to-Floating Rate Subordinated Notes due 2031 (the “Notes”). The Notes will initially bear a fixed interest rate of 3.00% per year, payable semi-annually in arrears. Beginning on and including June 15, 2026, the interest rate on the Notes will be a floating per annum rate equal to a Benchmark rate which is expected to be Three-Month Term SOFR (each as defined in the subordinated debt indenture and the supplement thereto under which the Notes will be issued) plus 225 basis points, payable quarterly in arrears. The notes will mature on June 15, 2031 unless earlier redeemed in accordance with their terms. The offering is expected to fund on June 7, 2021, subject to the satisfaction of customary closing conditions.

On June 15, 2026 or any interest payment date thereafter, the Company may, at its option redeem the Notes, in whole or in part, from time to time, at a redemption price equal to 100% of par, plus accrued and unpaid interest to but excluding the date of redemption. The Company may also redeem the Notes, in whole but not in part, at any time, including prior to June 15, 2026, upon the occurrence of certain specified events.

The Company intends to use the net proceeds of the offering for general corporate purposes, which may include providing capital to support its growth and capital adequacy and the repayment, redemption or repurchase of existing indebtedness.

Piper Sandler & Co. and J.P. Morgan Securities LLC acted as joint book-running managers and Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Jefferies LLC and Wedbush Securities Inc. acted as co-managers.

The Notes will be issued pursuant to an effective shelf registration statement (File No. 333-256120) filed by the Company with the Securities and Exchange Commission (the “SEC”) and only by means of a prospectus supplement and accompanying prospectus. The Company has filed a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Prospective investors should read the preliminary prospectus supplement and the accompanying prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may access these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, future capital ratios, the impact of the AmeriHome acquisition, and the impact of the COVID-19 pandemic and related economic conditions.

The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, in each case as filed with the Securities and Exchange Commission; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, including the distribution and effectiveness of COVID-19 vaccines, or other unusual and infrequently occurring events; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; our ability to successfully integrate and operate AmeriHome; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; our ability to successfully implement strategies to improve our capital ratios; legislative or regulatory changes including in response to the COVID-19 pandemic such as the Coronavirus Aid, Relief and Economic Security Act of 2020 and the rules and regulations that may be promulgated thereunder; or changes in accounting principles, policies or guidelines;

supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

Any forward-looking statement made by us in this report is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this report to reflect new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale M. Gibbons
Dale M. Gibbons
Chief Financial Officer

Date:	June 3, 2021